Exhibit 10.16

                                     WARRANT

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND ACCORDINGLY, SUCH SECURITIES MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

         THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THAT CERTAIN PURCHASE AGREEMENT DATED AS OF MAY 29, 2002, BETWEEN SVI SOLUTIONS, INC., A DELAWARE CORPORATION, AND TOYS "R" US, INC., A DELAWARE CORPORATION, AS SUCH PURCHASE AGREEMENT MAY BE MODIFIED AND SUPPLEMENTED AND IN EFFECT FROM TIME TO TIME, AND NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. A COPY OF THE FORM OF SUCH PURCHASE AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL EXECUTIVE OFFICE OF THE AFORESAID CORPORATION. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY THE PROVISIONS OF SUCH PURCHASE AGREEMENT.


No. of shares of common stock: 2,500,000                         Warrant No. A-1

                                     WARRANT
                      to Purchase Shares of Common Stock of
                               SVI SOLUTIONS, INC.


                  THIS IS TO CERTIFY THAT, FOR VALUE RECEIVED, Toys "R" Us, Inc., or its registered assigns, is entitled, subject to the terms below, to purchase from SVI SOLUTIONS, INC., a Delaware corporation (the "COMPANY"), in whole or in part, from time to time on or after the Commencement Date, but not later than 5:00 p.m., New York City time, on the Expiration Date (the "EXERCISE PERIOD"), 2,500,000 shares of the Company's common stock, par value $.0001 per share, (the "COMMON STOCK"), at a purchase price of $0.553 per share (the "EXERCISE PRICE"), as adjusted from time to time pursuant to Sections 7 and 9.1 of the Agreement, upon surrender of this Warrant to the Company at its office referred to in Section 14.8 of the Agreement, following delivery of written notice in the form of Notice of Exercise (or a reasonable facsimile thereof) attached hereto seventy-five (75) days prior to the date of exercise duly completed and signed. The Common Stock will be delivered to Purchaser (x) upon payment in full to the Company of the Exercise Price (i) in cash or (ii) by certified or official bank check or (iii) by cancellation by the Holder of indebtedness or other obligations of the Company to the Holder in an aggregate amount equal to the Exercise Price multiplied by the number of shares of Warrant Stock exercised by the Warrant, or any combination of the foregoing, all as provided in Section 6.1 and 6.2 of the Agreement or (y) as provided in the fourth paragraph following this paragraph; PROVIDED, HOWEVER, that subject to the next paragraph, the Purchaser may only exercise this Warrant for the number of shares of Common Stock specified below:

IF DATE OF EXERCISE IS ON OR BEFORE:                    SHARES OF COMMON STOCK
------------------------------------                    ----------------------
May 29, 2002                                            400,000
June 26, 2002                                           500,000
July 29, 2002                                           600,000
August 28, 2002                                         700,000
September 27, 2002                                      800,000
October 31, 2002                                        900,000
November 30, 2002                                       1,000,000
December 31, 2002                                       1,100,000
January 31, 2003                                        1,200,000
February 28, 2003                                       1,300,000
March 31, 2003                                          1,400,000
April 30, 2003                                          1,500,000
May 31, 2003                                            1,600,000
June 30, 2003                                           1,700,000
July 31, 2003                                           1,800,000
August 30, 2003                                         1,900,000
September 30, 2003                                      2,000,000
October 31, 2003                                        2,100,000
November 30, 2003                                       2,200,000
December 31, 2003                                       2,300,000
January 31, 2004                                        2,400,000
February 28, 2004                                       2,500,000

                  If, anytime prior to February 28, 2004, the Purchaser terminates the Development Agreement pursuant to and in accordance with Section 1.4(a) or Section 1.4(b) thereof, the Purchaser shall only be entitled to exercise this Warrant for that number of shares of Common Stock for which this Warrant is exercisable upon the effective date of such termination based on the table above. If, anytime prior to February 28, 2004, the Company terminates the Development Agreement pursuant to and in accordance with Section 1.3 thereof, the Purchaser may not exercise this Warrant in whole or in part. If, anytime prior to February 28, 2004, the Purchaser terminates the Development Agreement pursuant to and in accordance with Section 1.3 thereof, the Purchaser shall be entitled to exercise this Warrant for 2,500,000 shares of Common Stock.

                  This Warrant shall be deemed to have been exercised on the close of business on the seventy-fifth day following its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Stock shall be treated for all purposes as the Holder of record of such shares as of the close of business on such date. On the seventy-fifty day following the Company's receipt of the form of the Notice of Exercise attached hereto, the Company shall issue and deliver to such Holder a stock certificate or certificates representing the Warrant Stock issuable by virtue of the exercise of any Warrant.

                  In the event that this Warrant is exercised only in part, the Company shall, at the time of delivery of the Warrant Stock, execute and deliver to such Holder a new Warrant evidencing the rights of such Holder to purchase the unpurchased Warrant Stock called for by such Warrant, which new Warrant shall in all other respects be identical with the surrendered Warrant.

                  Notwithstanding anything to the contrary in the introductory paragraphs above or in Section 6.2 of the Agreement, if the Exercise Price is less than the Current Market Price of one share of Common Stock the Holder may elect to exercise the Warrant by cashless exercise, in lieu of exercising the Warrant for cash, and receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being surrendered) by surrender of the Warrant at the principal office of the company together with a properly executed and delivered form of Notice of Exercise attached hereto in which event the Company shall issue to the Holder a number of shares of Warrant Stock computed using the following formula:

                          Y (A-B)
                  X =  ----------
                            A

                  Where:

                  X = number of shares of Warrant Stock to be issued to the
                      Purchaser
                  Y = number of shares of Warrant Stock purchasable under
                      the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised
                  A = Current Market Value
                  B = Exercise Price

                  The Company shall not be required to issue a fractional share of Warrant Stock upon exercise of this Warrant. As to any fraction of a share which the Holder hereof would otherwise be entitled to purchase upon such exercise, the Company at its option may in lieu of the issuance of a fractional share either (i) pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price per share of Common Stock on the date of exercise or (ii) issue a number of shares rounded up or down to the nearest whole share.

                  This Warrant was issued pursuant to the Purchase Agreement, dated as of May 29, 2002, (the "AGREEMENT"), between the Company and Purchaser. Every Holder of this Warrant consents to all of the terms contained in the Agreement by acceptance hereof. Each term used herein without definition shall have the meaning assigned thereto in the Agreement.

                  The Exercise Price is subject to adjustment in certain events as provided in Section 7 of the Agreement. The Exercise Price is also subject to adjustment in the event of a Breach Occurrence as provided in Section 9.1 of the Agreement.

                  The Warrant and the Warrant Stock shall be transferable only upon compliance with the conditions specified in Section 11 of the Agreement, which conditions are intended, among other things, to ensure compliance with the provisions of the Securities Act in respect of the transfer of any Warrant or any Warrant Stock, and any Holder hereof shall be bound by the provisions of (and entitled to the benefits of) said Section 11 of the Agreement. Upon surrender of such Warrant at the office of the Company maintained for such purpose pursuant to Section 14.7 of the Agreement, together with a Form of Assignment annexed hereto, duly executed by the relevant Holder and payment of funds sufficient to pay any transfer taxes payable upon the making of such transfer, the Company shall, subject to Section 11 of the Agreement and the second following sentence, (a) execute and deliver a new Warrant in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, (b) issue to the assignor a new Warrant evidencing the portion of such surrendered Warrant not so assigned or transferred and (c) promptly cancel such surrendered Warrant. A Warrant, if properly assigned in compliance with
Section 11 of the Agreement, may be exercised or surrendered by an assignee for the purchase of shares of Warrant Stock without having a new Warrant issued. Notwithstanding any provision herein to the contrary, the Company shall not be required to register the transfer of a Warrant, or the Warrant Stock issued pursuant thereto, in the name of any Person who acquired such Warrant (or part thereof), or Warrant Stock issued pursuant thereto otherwise than in accordance with the Agreement.

                  All shares of Warrant Stock issuable upon exercise of this Warrant shall be deemed to be Registrable Securities entitled to registration rights pursuant to Section 10 of the Agreement, and are entitled, subject to the terms and conditions of the Agreement, to all registration rights granted to Holders of Registrable Securities thereunder.

                  Nothing contained in the Agreement or in this Warrant shall be construed by itself to entitle the Holder to any voting rights or other rights as a stockholder of the Company. In the absence of affirmative action by the Holder to purchase Warrant Stock by exercise of this Warrant, no provisions of this Warrant, and no mere enumeration herein of the rights or privileges of the Holder, shall (a) cause the Holder to be a stockholder of the Company for any purpose or (b) give rise to any liability of such Holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company, by any creditor of the Company or any other Person.

                  The Company shall, during the Exercise Period of this Warrant, reserve from its authorized and unissued Warrant Stock a sufficient number of shares to provide for the issuance of Common Stock upon exercise of this Warrant. If at any time the number of authorized but unissued shares of the Common Stock shall not be sufficient to effect the exercise of this Warrant, the Company shall take all such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock as shall be sufficient for such purpose. All shares of Warrant Stock that may be issued by the Company upon exercise of this Warrant will be free of all taxes, Liens and charges in respect of the issue thereof. The Company shall, in connection with this Warrant and its exercise, obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for Warrant Stock upon exercise of this Warrant.

                  The Company shall not, by amendment of its certificate of incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) shall not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and (b) shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Warrant Stock upon exercise of this Warrant.

                  Whenever the Exercise Price shall be adjusted in accordance with Section 7 of the Agreement, the Company shall give notice to each Holder, in accordance with Section 7.7 of the Agreement. Whenever the Company shall engage in any of the corporate actions specified in Section 7.8 of the Agreement, the Company shall give notice to each Holder, in accordance with
Section 7.8 of the Agreement.

                  This Warrant shall be deemed a contract made under the laws of the State of California and for all purposes shall be construed in accordance with the laws of the State of California (exclusive of such state's choice of conflict rules).

                  Each party hereto hereby irrevocably and unconditionally submits to the jurisdiction of the state and federal courts located in the County of San Diego, State of California for any actions, suits, or proceedings arising out of or relating to this agreement and the transactions contemplated hereby. Each party hereto agrees not to commence any action, suit or proceeding relating thereto except in such courts. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this agreement or the transactions contemplated hereby, in such state or federal courts as aforesaid and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

                  The parties hereby waive trial by jury in any judicial proceeding to which they are parties involving, directly or indirectly, any matter in any way arising out of, related to or connected with this Warrant.

                  In case any provision of this Warrant shall be invalid, illegal or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  No delay or omission to exercise any right, power or remedy accruing to the Company or the Purchaser or any subsequent Holder of any Warrant upon any breach, default or noncompliance of the Company, the Purchaser or any subsequent Holder of any Warrant under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, Permit, consent or approval of any kind or character on the part of the Company or the Purchaser of any breach, default or noncompliance under this Warrant or any waiver on the Company's or the Purchaser's part of any provisions or conditions of this Warrant must be in writing and shall be effective only to the extent specifically set forth in such writing and that all remedies, either under this Warrant, by law, or otherwise afforded to the Company and the Purchaser, shall be cumulative and not alternative.

                  Except as otherwise expressly provided herein, any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) with the written consent of the Company and the Holder hereof. Any amendment or waiver effected in accordance with this provision shall be binding upon such Holder.

                  Except as otherwise provided herein this Warrant shall terminate on the earlier of (i) the seventh (7th) anniversary of the date hereof or (ii) the third (3rd) anniversary of the Completion Date.

                  IN WITNESS WHEREOF, the Company has duly executed this Warrant.



Dated:  May 29, 2002



                                                     SVI SOLUTIONS, INC.



                                                     By:
                                                         -----------------------
                                                         Name:
                                                         Title:

                               NOTICE OF EXERCISE



         The undersigned, the Holder of the Warrant, hereby (x) elects to purchase ______ shares of Common Stock of SVI Solutions, Inc. (the "Company") covered by the attached Warrant according to the conditions herein and herewith makes payment of the Exercise Price of such shares in full, or (y) elects to exercise this Warrant for the purchase of ______ shares of Common Stock, pursuant to the provisions herein.

         GENERAL REPRESENTATION AND WARRANTIES. In connection with the foregoing exercise, the Holder hereby makes the following representations and warranties to the Company:

         1. The Holder is a [Delaware] [corporation] with its principal executive offices at the location indicated below the Holder's signature at the foot hereof.

         2. The Holder confirms that all documents, records and books pertaining to the investment in the Company and requested by it have been made available or delivered to it.

         3. The shares purchased herein are being acquired solely for the Holder's own account, for investment purposes only and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof. The Holder has no current plans to enter into any such contract, undertaking, agreement or arrangement.

         4. The Holder acknowledges the shares have not been registered under the Securities Act of 1933 or other Applicable Laws and may not be sold or otherwise disposed of except in compliance with applicable laws or, if the Company deems necessary, receipt by the Company of an opinion of counsel reasonably satisfactory to the Company that an exemption therefrom is available.

         Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


------------------------------------------------------------------------------

Dated: -----------------                       -------------------------------
                                                           (signature)

                                               -------------------------------
                                                    (print name and title)

                                               -------------------------------

                                               -------------------------------

                                                            (address)


         Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:


------------------------------------------------------------------------------

Dated: -----------------                       -------------------------------
                                                           (signature)

                                               -------------------------------
                                                    (print name and title)

                                               -------------------------------

                                               -------------------------------

                                                            (address)

                               FORM OF ASSIGNMENT
                               ------------------

                  FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the assignee named below all the rights of the undersigned under and within this Warrant with respect to the number of shares of Warrant Stock set forth below:


                                                               Number of Shares
Name of Assignee                    Address                    of Warrant Stock
----------------                    -------                    ----------------




Dated:__________________


                                                ------------------------------
                                                Signature of Registered Holder

                                                ------------------------------
                                                Name of Registered Holder
                                                (Please Print)




The assignee acknowledges receipt of the Purchase Agreement dated as of May 29, 2002 between SVI Solutions, Inc. and Toys "R" Us, Inc. and hereby agrees to be bound by the provisions thereof and of this Warrant as a Holder thereunder. The assignee further represents that this Warrant and the Warrant Stock are being acquired solely for its own account, for investment purposes only and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof. The assignee further represents that it has no present plans to enter into any such contract, undertaking, agreement or arrangement.


Dated:__________________


                                                 ------------------------------
                                                 Signature of Assignee

                                                 ------------------------------
                                                 Name of Assignee
                                                 (Please Print)